EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
THIRD QUARTER 2020 RESULTS

DALLAS - October 28, 2020 - Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported financial results and performance measures for the third quarter ended September 30, 2020. The comparable performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA assume each of the hotel properties in the Company’s hotel portfolio as of September 30, 2020 was owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the third quarter ended September 30, 2020 with the third quarter ended September 30, 2019 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net loss attributable to common stockholders for the quarter was $18.7 million or $0.55 per diluted share.

•	Comparable RevPAR for all hotels decreased 65.6% to $80.84 during the quarter.

•	Adjusted funds from operations (AFFO) was negative $0.15 per diluted share for the quarter.

•	Adjusted EBITDAre was negative $3.1 million for the quarter.

•	Comparable Hotel EBITDA was $0.4 million for the quarter.

•	All of the Company’s 13 properties are open and operating.

•
Subsequent to quarter end, the Company announced the opening of The Clancy, an Autograph Collection Property, located in San Francisco’s South of Market district. The rebranded property is a conversion of the Courtyard San Francisco Downtown.

•
The Company ended the quarter with cash and cash equivalents of $88.2 million and restricted cash of $34.7 million. The vast majority of the restricted cash is comprised of lender and manager-held reserves. The Company is currently working with its property managers and lenders in order to utilize lender and manager-held reserves to fund operating shortfalls. At the end of the quarter, there was also $14.3 million in due from third-party hotel managers, which is the Company’s cash held by one of its property managers and is also available to fund hotel operating costs.

•
During the quarter, the Company announced that it has signed a forbearance agreement on its mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. Both properties are currently open, with the Capital Hilton reopening to guests on August 20th after a temporary suspension of operations due to lack of demand as a result of governmental closure orders. The forbearance agreement allowed the Company to defer interest on the loan for a period of six months through the September 2020 payment date. The forbearance agreement also allows the Company to utilize lender and manager-held reserve accounts, which are included in restricted cash on the Company’s balance sheet, in order to fund operating shortfalls at the hotels.

BHR Reports Third Quarter Results

October 28, 2020

•
During the quarter, the Company announced that it signed an agreement allowing it to utilize lender and manager-held reserve accounts to fund operating shortfalls for its mortgage loan on the Chicago Sofitel Magnificent Mile, The Clancy Hotel, the Seattle Marriott Waterfront, and The Notary Hotel.

•	As of September 30, 2020, no loans are in default.

•	Capex invested during the quarter was $9.2 million.

OPENING OF THE CLANCY
On October 1, 2020, the Company announced the opening of The Clancy, located in San Francisco’s vibrant South of Market (SoMa) district. The former Courtyard San Francisco Downtown underwent a rebranding and renovation in excess of $30 million to create The Clancy. Ideally situated at 299 Second Street, The Clancy features 410 guest rooms and over 11,000 square feet of modern meeting space throughout 16 event rooms. It joins Marriott International’s Autograph Collection® Hotels, a diverse portfolio of more than 180 independent hotels around the world that reflect unique vision, design and environments.

CAPITAL STRUCTURE
At September 30, 2020, the Company had total assets of $1.7 billion and $1.1 billion of mortgage loans of which $49 million related to its joint venture partner’s share of the mortgage loan on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined mortgage loans had a blended average interest rate of 2.5%.

In light of the economic uncertainty arising from the COVID-19 pandemic and to protect liquidity, the Company and its Board of Directors announced a suspension of its previously announced 2020 common stock dividend policy. Accordingly, the Company did not pay a dividend on its common stock or common units for the third quarter ended September 30, 2020. The Board of Directors will continue to monitor the situation and assess future quarterly common dividend declarations.

PORTFOLIO REVPAR
As of September 30, 2020, the portfolio consisted of thirteen hotels.

•	Comparable RevPAR decreased 65.6% to $80.84 for all hotels on a 7.0% increase in ADR and a 67.8% decrease in occupancy.

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. To help investors better understand the substantial seasonality in the Company’s portfolio, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin.

“While the unprecedented COVID-19 pandemic continues to present significant challenges to the hospitality industry, I am proud of our efforts to protect our hotels and ensure the safety of our associates and guests, while maintaining financial flexibility to position ourselves for future success,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Operationally, we have a high-quality, well-positioned portfolio, all of our hotels are now open and we continue to benefit from increased demand for drive-to leisure resorts. We also reached an important milestone by achieving positive Hotel EBITDA across our portfolio for the quarter, driven by the strong occupancy performance of over 50% at our leisure properties.

BHR Reports Third Quarter Results

October 28, 2020

Additionally, with the signing of several forbearance agreements over the past few months, our balance sheet is well positioned, and we have no defaults. Looking ahead, we will continue to focus on ways to maximize value for our shareholders as we navigate these uncertain times.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, October 29, 2020 at 11:00 a.m. ET. The number to call for this interactive teleconference is (201) 493-6725. A replay of the conference call will be available through Thursday, November 5, 2020, by dialing (412) 317-6671 and entering the confirmation number, 13709739.

The Company will also provide an online simulcast and rebroadcast of its third quarter 2020 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company’s web site, www.bhrreit.com on Thursday, October 29, 2020, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.

We use certain non-GAAP measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of our operational results and make comparisons of operating results among peer real estate investment trusts more meaningful. Non-GAAP financial measures, which should not be relied upon as a substitute for GAAP measures, used in this press release are FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. Please refer to our most recently filed Annual Report on Form 10-K for a more detailed description of how these non-GAAP measures are calculated. The reconciliations of non-GAAP measures to the closest GAAP measures are provided below and provide further details of our results for the period being reported.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities. Securities will be offered only by means of a registration statement and prospectus which can be found at www.sec.gov.
* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the federal securities regulations. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: the impact of COVID-19 on our business and investment strategy; the ability of the Company and the Company’s advisor, Ashford Inc., to continue as a going concern; the timing and outcome of the Securities and Exchange Commission’s investigation; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; our ability to obtain future financing arrangements or restructure existing property level indebtedness; our understanding of our competition; market trends; projected capital expenditures; and the impact of technology on our operations and business. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our

BHR Reports Third Quarter Results

October 28, 2020

business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission.

The forward-looking statements included in this press release are only made as of the date of this press release. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)
(unaudited)

	September 30, 2020	December 31, 2019
ASSETS
Investments in hotel properties, gross	$1,780,556	$1,791,174
Accumulated depreciation	(343,877)	(309,752)
Investments in hotel properties, net	1,436,679	1,481,422
Cash and cash equivalents	88,227	71,995
Restricted cash	34,658	58,388
Accounts receivable, net of allowance of $196 and $153, respectively	17,335	19,053
Inventories	2,396	2,794
Prepaid expenses	4,298	4,992
Investment in OpenKey	1,787	1,899
Derivative assets	777	582
Other assets	14,356	13,018
Operating lease right-of-use assets	81,588	82,596
Intangible assets, net	4,735	5,019
Due from related parties, net	993	551
Due from third-party hotel managers	14,315	16,638
Total assets	$1,702,144	$1,758,947

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$1,124,377	$1,058,486
Accounts payable and accrued expenses	64,931	94,919
Dividends and distributions payable	3,208	9,143
Due to Ashford Inc., net	1,662	4,344
Due to third-party hotel managers	1,439	1,685
Operating lease liabilities	60,956	61,118
Other liabilities	17,314	17,508
Total liabilities	1,273,887	1,247,203

5.50% Series B Cumulative Convertible Preferred Stock, $0.01 par value, 5,031,473 and 5,008,421 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively	107,352	106,920
Redeemable noncontrolling interests in operating partnership	30,461	41,570
Equity:
Preferred stock, $0.01 value, 80,000,000 shares authorized:
Series D Cumulative Preferred Stock, 1,600,000 shares issued and outstanding at September 30, 2020 and December 31, 2019	16	16
Common stock, $0.01 par value, 250,000,000 shares authorized, 36,599,843 and 32,885,217 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively	365	329
Additional paid-in capital	533,641	519,551
Accumulated deficit	(231,184)	(150,629)
Total stockholders' equity of the Company	302,838	369,267
Noncontrolling interest in consolidated entities	(12,394)	(6,013)
Total equity	290,444	363,254
Total liabilities and equity	$1,702,144	$1,758,947

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
REVENUE
Rooms	$28,118	$76,808	$105,119	$228,660
Food and beverage	8,537	26,422	39,417	84,326
Other	8,099	15,652	30,633	52,920
Total hotel revenue	44,754	118,882	175,169	365,906
Other	—	2	—	7
Total revenue	44,754	118,884	175,169	365,913
EXPENSES
Hotel operating expenses:
Rooms	7,975	18,265	29,300	52,080
Food and beverage	7,994	20,721	35,544	62,325
Other expenses	20,516	36,201	75,585	111,431
Management fees	1,321	3,960	5,664	12,542
Total hotel operating expenses	37,806	79,147	146,093	238,378
Property taxes, insurance and other	6,929	7,690	21,833	20,356
Depreciation and amortization	18,507	16,831	55,398	51,991
Advisory services fee:
Base advisory fee	2,386	2,650	7,579	8,170
Reimbursable expenses	404	645	1,360	1,906
Incentive fee	—	(132)	—	77
Non-cash stock/unit-based compensation	1,785	1,995	5,606	5,426
Transaction costs	—	—	—	704
Corporate, general and administrative:
Non-cash stock/unit-based compensation	144	328	275	366
Other general and administrative	1,261	1,247	4,575	3,267
Total operating expenses	69,222	110,401	242,719	330,641
Gain (loss) on insurance settlement and disposition of assets	10,149	(1,163)	10,149	(1,154)
OPERATING INCOME (LOSS)	(14,319)	7,320	(57,401)	34,118
Equity in earnings (loss) of unconsolidated entity	(58)	(48)	(138)	(149)
Interest income	12	249	165	898
Other income (expense)	(3,604)	(114)	(3,806)	(370)
Interest expense	(4,174)	(12,599)	(26,850)	(38,646)
Amortization of loan costs	(689)	(1,047)	(2,707)	(3,248)
Write-off of loan costs and exit fees	(1,335)	(335)	(3,572)	(647)
Unrealized gain (loss) on investments	—	(1,471)	—	(5,390)
Unrealized gain (loss) on derivatives	3,561	(754)	3,748	(972)
INCOME (LOSS) BEFORE INCOME TAXES	(20,606)	(8,799)	(90,561)	(14,406)
Income tax (expense) benefit	1,545	(155)	4,622	(1,493)
NET INCOME (LOSS)	(19,061)	(8,954)	(85,939)	(15,899)
(Income) loss attributable to noncontrolling interest in consolidated entities	766	(1,899)	3,742	(1,750)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,102	1,465	9,284	2,770
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	(16,193)	(9,388)	(72,913)	(14,879)
Preferred dividends	(2,554)	(2,533)	(7,664)	(7,597)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(18,747)	$(11,921)	$(80,577)	$(22,476)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$(0.55)	$(0.37)	$(2.43)	$(0.71)
Weighted average common shares outstanding – basic	33,923	32,347	33,103	32,259
Diluted:
Net income (loss) attributable to common stockholders	$(0.55)	$(0.37)	$(2.43)	$(0.71)
Weighted average common shares outstanding – diluted	33,923	32,347	33,103	32,259
Dividends declared per common share:	$—	$0.16	$—	$0.48

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Net income (loss)	$(19,061)	$(8,954)	$(85,939)	$(15,899)
Interest income
Interest expense and amortization of loan costs	4,863	13,646	29,557	41,894
Depreciation and amortization	18,507	16,831	55,398	51,991
Income tax expense (benefit)	(1,545)	155	(4,622)	1,493
Equity in (earnings) loss of unconsolidated entity	58	48	138	149
Company's portion of EBITDA of OpenKey	(56)	(50)	(135)	(147)
EBITDA	2,766	21,676	(5,603)	79,481
(Gain) loss on insurance settlement and disposition of assets	(10,149)	1,163	(10,149)	1,154
EBITDAre	(7,383)	22,839	(15,752)	80,635
Amortization of favorable (unfavorable) contract assets (liabilities)	207	129	621	366
Transaction and conversion costs	517	506	1,128	1,183
Other (income) expense	3,604	114	3,806	370
Write-off of loan costs and exit fees	1,335	335	3,572	647
Unrealized (gain) loss on investments	—	1,471	—	5,390
Unrealized (gain) loss on derivatives	(3,561)	754	(3,748)	972
Non-cash stock/unit-based compensation	2,006	2,359	6,039	5,908
Legal, advisory and settlement costs	142	203	1,168	349
Advisory services incentive fee	—	(132)	—	77
Company's portion of adjustments to EBITDAre of OpenKey	1	4	6	22
Adjusted EBITDAre	$(3,132)	$28,582	$(3,160)	$95,919
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2020	2019	2020	2019
Net income (loss)	$(19,061)	$(8,954)	$(85,939)	$(15,899)
(Income) loss attributable to noncontrolling interest in consolidated entities	766	(1,899)	3,742	(1,750)
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	2,102	1,465	9,284	2,770
Preferred dividends	(2,554)	(2,533)	(7,664)	(7,597)
Net income (loss) attributable to common stockholders	(18,747)	(11,921)	(80,577)	(22,476)
Depreciation and amortization on real estate	17,791	16,036	53,142	49,609
Net income (loss) attributable to redeemable noncontrolling interests in operating partnership	(2,102)	(1,465)	(9,284)	(2,770)
Equity in (earnings) loss of unconsolidated entity	58	48	138	149
(Gain) loss on insurance settlement and disposition of assets	(10,149)	1,163	(10,149)	1,154
Company's portion of FFO of OpenKey	(57)	(51)	(137)	(151)
FFO available to common stockholders and OP unitholders	(13,206)	3,810	(46,867)	25,515
Series B Cumulative Convertible Preferred Stock dividends	1,729	1,708	5,189	5,122
Transaction and conversion costs	517	506	1,128	1,183
Other (income) expense	3,604	114	3,806	370
Interest expense accretion on refundable membership club deposits	201	213	616	651
Write-off of loan costs and exit fees	1,335	335	3,572	647
Amortization of loan costs	670	1,029	2,651	3,187
Unrealized (gain) loss on investments	—	1,471	—	5,390
Unrealized (gain) loss on derivatives	(3,561)	754	(3,748)	972
Non-cash stock/unit-based compensation	2,006	2,359	6,039	5,908
Legal, advisory and settlement costs	142	203	1,168	349
Advisory services incentive fee	—	(132)	—	77
Company's portion of adjustments to FFO of OpenKey	1	5	6	24
Adjusted FFO available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(6,562)	$12,375	$(26,440)	$49,395
Adjusted FFO per diluted share available to common stockholders, OP unitholders and Series B Cumulative Convertible preferred stockholders on an "as converted" basis	$(0.15)	$0.29	$(0.60)	$1.14
Weighted average diluted shares	44,793	43,335	44,088	43,388

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
SEPTEMBER 30, 2020
(dollars in thousands)
(unaudited)

Lender	Hotels	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA(7)	Comparable TTM EBITDA Debt Yield
JPMorgan	Park Hyatt Beaver Creek	April 2021	LIBOR + 2.75%	$—	$67,500	(1)	$67,500	$5,254	7.8%
BAML	See footnote	June 2021	LIBOR + 2.16%	—	435,000	(2)	435,000	$1,066	0.2%
Apollo	Ritz-Carlton, St. Thomas	August 2021	LIBOR + 3.95%	—	42,500	(3)	42,500	3,293	7.7%
BAML	Hotel Yountville	May 2022	LIBOR + 2.55%	—	51,000	(5)	51,000	1,342	2.6%
BAML	Bardessono	August 2022	LIBOR + 2.55%	—	40,000	(5)	40,000	1,830	4.6%
BAML Term Loan	N/A	October 2022	Base Rate(4) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	—	63,284	(6)	63,284	N/A	N/A
BAML	Ritz-Carlton, Sarasota	April 2023	LIBOR + 2.65%	—	100,000	(5)	100,000	13,120	13.1%
BAML	Ritz-Carlton, Lake Tahoe	January 2024	LIBOR + 2.10%	—	54,000	(5)	54,000	4,556	8.4%
Prudential	Capital Hilton and Hilton Torrey Pines	February 2024	LIBOR + 1.70%	—	197,229		197,229	4,225	2.1%
BAML	Pier House Resort	September 2024	LIBOR + 1.85%	—	80,000	(5)	80,000	7,484	9.4%
Total				$—	$1,130,513		$1,130,513	$42,170	3.7%
Percentage				—%	100.0%		100.0%
Weighted average interest rate				—%	2.54%		2.54%
All indebtedness is non-recourse with the exception of the term loan.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in April 2020.

(2)
This mortgage loan has five one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in June 2020. This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions. This mortgage loan has a LIBOR floor of 1.00%.
(4)    Base Rate, as defined in the term loan agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.
(5)    This mortgage loan has a LIBOR floor of 0.25%.
(6)    This mortgage loan has a LIBOR floor of 0.50%.
(7)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
SEPTEMBER 30, 2020
(dollars in thousands)
(unaudited)

Lender	Hotels	2020	2021	2022	2023	2024	Thereafter	Total
JPMorgan	Park Hyatt Beaver Creek	$—	$—	$67,500	$—	$—	$—	$67,500
BAML	Hotel Yountville	—	—	51,000	—	—	—	51,000
BAML	Bardessono	—	—	40,000	—	—	—	40,000
BAML Term Loan	N/A	—	—	28,284	—	—	—	28,284
BAML	Ritz-Carlton, Sarasota	—	—	—	98,000	—	—	98,000
BAML	Ritz-Carlton, Lake Tahoe	—	—	—	—	54,000	—	54,000
Prudential	Capital Hilton and Hilton Torrey Pines	—	—	—	—	195,000	—	195,000
Apollo	Ritz-Carlton, St. Thomas	—	—	—	—	42,500	—	42,500
BAML	Pier House Resort	—	—	—	—	80,000	—	80,000
BAML	See footnote 1	—	—	—	—	—	435,000	435,000
Principal due in future periods		$—	$—	$186,784	$98,000	$371,500	$435,000	$1,091,284
Scheduled amortization payments remaining		—	22,729	16,000	500	—	—	39,229
Total indebtedness		$—	$22,729	$202,784	$98,500	$371,500	$435,000	$1,130,513
(1)    This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$27,681	$—	$27,681	$76,450	$—	$76,450	(63.79)%	(63.79)%
RevPAR	$80.84	$—	$80.84	$234.81	$—	$234.81	(65.57)%	(65.57)%
Occupancy	26.80%	—%	26.80%	83.31%	—%	83.31%	(67.83)%	(67.83)%
ADR	$301.64	$—	$301.64	$281.86	$—	$281.86	7.02%	7.02%

ALL HOTELS:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$104,067	$—	$104,067	$227,716	$1,719	$229,435	(54.30)%	(54.64)%
RevPAR	$102.14	$—	$102.14	$235.62	$722.13	$236.82	(56.65)%	(56.87)%
Occupancy	31.10%	—%	31.10%	79.68%	77.52%	79.68%	(60.97)%	(60.97)%
ADR	$328.42	$—	$328.42	$295.70	$931.53	$297.22	11.07%	10.50%

NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$27,680	$—	$27,680	$65,980	$—	$65,980	(58.05)%	(58.05)%
RevPAR	$90.84	$—	$90.84	$229.20	$—	$229.20	(60.37)%	(60.37)%
Occupancy	30.12%	—%	30.12%	81.96%	—%	81.96%	(63.25)%	(63.25)%
ADR	$301.63	$—	$301.63	$279.65	$—	$279.65	7.86%	7.86%

ALL HOTELS NOT UNDER RENOVATION:
	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
Rooms revenue (in thousands)	$96,529	$—	$96,529	$196,298	$1,719	$198,017	(50.83)%	(51.25)%
RevPAR	$106.48	$—	$106.48	$229.72	$722.13	$231.09	(53.65)%	(53.92)%
Occupancy	32.28%	—%	32.28%	78.14%	77.52%	78.13%	(58.69)%	(58.68)%
ADR	$329.85	$—	$329.85	$294.00	$931.53	$295.75	12.20%	11.53%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2020, and not under renovation during the three months ended September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	The above information does not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	Excluded Hotel Under Renovation:
The Clancy

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2020	2019	% Variance	2020	2019	% Variance
Total hotel revenue	$44,754	$118,882	(62.35)%	$175,169	$365,906	(52.13)%
Non-comparable adjustments	—	36		(140)	2,855
Comparable total hotel revenue	$44,754	$118,918	(62.37)%	$175,029	$368,761	(52.54)%

Hotel EBITDA	$358	$33,631	(98.94)%	$11,864	$111,857	(89.39)%
Non-comparable adjustments	—	10		—	876
Comparable hotel EBITDA	$358	$33,641	(98.94)%	$11,864	$112,733	(89.48)%
Hotel EBITDA margin	0.80%	28.29%	(27.49)%	6.77%	30.57%	(23.80)%
Comparable hotel EBITDA margin	0.80%	28.29%	(27.49)%	6.78%	30.57%	(23.79)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$(338)	$1,545	(121.88)%	$(465)	$5,938	(107.83)%
Hotel EBITDA attributable to the Company and OP unitholders	$696	$32,086	(97.83)%	$12,329	$105,919	(88.36)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$696	$32,096	(97.83)%	$12,329	$106,795	(88.46)%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2020	2019	% Variance	2020	2019	% Variance
Total hotel revenue	$44,699	$107,694	(58.49)%	$166,378	$331,564	(49.82)%
Non-comparable adjustments	—	36		(140)	2,855
Comparable total hotel revenue	$44,699	$107,730	(58.51)%	$166,238	$334,419	(50.29)%

Hotel EBITDA	$2,353	$29,917	(92.13)%	$13,569	$100,287	(86.47)%
Non-comparable adjustments	—	(119)		—	680
Comparable hotel EBITDA	$2,353	$29,798	(92.10)%	$13,569	$100,967	(86.56)%
Hotel EBITDA margin	5.26%	27.78%	(22.52)%	8.16%	30.25%	(22.09)%
Comparable hotel EBITDA margin	5.26%	27.66%	(22.40)%	8.16%	30.19%	(22.03)%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$(338)	$1,545	(121.88)%	$(465)	$5,938	(107.83)%
Hotel EBITDA attributable to the Company and OP unitholders	$2,691	$28,372	(90.52)%	$14,034	$94,349	(85.13)%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$2,691	$28,253	(90.48)%	$14,034	$95,029	(85.23)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at September 30, 2020, and not under renovation during the three months ended September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotel Under Renovation:
The Clancy

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$331	$—	$331	$8,889	$—	$8,889	(96.28)%	(96.28)%
Total hotel revenue	$627	$—	$627	$12,955	$—	$12,955	(95.16)%	(95.16)%
Hotel EBITDA	$(1,640)	$—	$(1,640)	$2,288	$—	$2,288	(171.68)%	(171.68)%
Hotel EBITDA margin	(261.56)%		(261.56)%	17.66%		17.66%	(279.22)%	(279.22)%
Selected Operating Information:
RevPAR	$6.53	$—	$6.53	$175.66	$—	$175.66	(96.28)%	(96.28)%
Occupancy	5.23%	—%	5.23%	85.25%	—%	85.25%	(93.87)%	(93.87)%
ADR	$124.81	$—	$124.81	$206.07	$—	$206.07	(39.43)%	(39.43)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$2,513	$—	$2,513	$7,224	$—	$7,224	(65.21)%	(65.21)%
Total hotel revenue	$3,410	$—	$3,410	$11,587	$—	$11,587	(70.57)%	(70.57)%
Hotel EBITDA	$288	$—	$288	$3,894	$—	$3,894	(92.60)%	(92.60)%
Hotel EBITDA margin	8.45%		8.45%	33.61%		33.61%	(25.16)%	(25.16)%
Selected Operating Information:
RevPAR	$69.32	$—	$69.32	$199.28	$—	$199.28	(65.21)%	(65.21)%
Occupancy	48.47%	—%	48.47%	89.09%	—%	89.09%	(45.59)%	(45.59)%
ADR	$143.02	$—	$143.02	$223.69	$—	$223.69	(36.06)%	(36.06)%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$1,706	$—	$1,706	$7,501	$—	$7,501	(77.26)%	(77.26)%
Total hotel revenue	$2,073	$—	$2,073	$10,217	$—	$10,217	(79.71)%	(79.71)%
Hotel EBITDA	$(1,152)	$—	$(1,152)	$2,990	$—	$2,990	(138.53)%	(138.53)%
Hotel EBITDA margin	(55.57)%		(55.57)%	29.26%		29.26%	(84.83)%	(84.83)%
Selected Operating Information:
RevPAR	$44.69	$—	$44.69	$196.48	$—	$196.48	(77.25)%	(77.25)%
Occupancy	29.44%	—%	29.44%	90.65%	—%	90.65%	(67.52)%	(67.52)%
ADR	$151.79	$—	$151.79	$216.74	$—	$216.74	(29.97)%	(29.97)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$2,706	$—	$2,706	$4,358	$—	$4,358	(37.91)%	(37.91)%
Total hotel revenue	$3,408	$—	$3,408	$5,775	$—	$5,775	(40.99)%	(40.99)%
Hotel EBITDA	$1,156	$—	$1,156	$2,111	$—	$2,111	(45.24)%	(45.24)%
Hotel EBITDA margin	33.92%		33.92%	36.55%		36.55%	(2.63)%	(2.63)%
Selected Operating Information:
RevPAR	$452.50	$—	$452.50	$764.05	$—	$764.05	(40.78)%	(40.78)%
Occupancy	51.47%	—%	51.47%	83.17%	—%	83.17%	(38.11)%	(38.11)%
ADR	$879.12	$—	$879.12	$918.66	$—	$918.66	(4.30)%	(4.30)%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$2,389	$—	$2,389	$3,338	$—	$3,338	(28.43)%	(28.43)%
Total hotel revenue	$3,168	$—	$3,168	$4,519	$—	$4,519	(29.90)%	(29.90)%
Hotel EBITDA	$1,155	$—	$1,155	$1,542	$—	$1,542	(25.10)%	(25.10)%
Hotel EBITDA margin	36.46%		36.46%	34.12%		34.12%	2.34%	2.34%
Selected Operating Information:
RevPAR	$182.88	$—	$182.88	$255.55	$—	$255.55	(28.44)%	(28.44)%
Occupancy	56.95%	—%	56.95%	72.19%	—%	72.19%	(21.11)%	(21.11)%
ADR	$321.12	$—	$321.12	$353.99	$—	$353.99	(9.29)%	(9.29)%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$1,641	$—	$1,641	$3,956	$—	$3,956	(58.52)%	(58.52)%
Total hotel revenue	$1,983	$—	$1,983	$4,945	$—	$4,945	(59.90)%	(59.90)%
Hotel EBITDA	$400	$—	$400	$2,495	$—	$2,495	(83.97)%	(83.97)%
Hotel EBITDA margin	20.17%		20.17%	50.46%		50.46%	(30.29)%	(30.29)%
Selected Operating Information:
RevPAR	$222.99	$—	$222.99	$537.45	$—	$537.45	(58.51)%	(58.51)%
Occupancy	35.72%	—%	35.72%	85.18%	—%	85.18%	(58.07)%	(58.07)%
ADR	$624.27	$—	$624.27	$630.98	$—	$630.98	(1.06)%	(1.06)%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$1,688	$—	$1,688	$3,086	$—	$3,086	(45.30)%	(45.30)%
Total hotel revenue	$4,039	$—	$4,039	$9,069	$—	$9,069	(55.46)%	(55.46)%
Hotel EBITDA	$283	$—	$283	$1,887	$—	$1,887	(85.00)%	(85.00)%
Hotel EBITDA margin	7.01%		7.01%	20.81%		20.81%	(13.80)%	(13.80)%
Selected Operating Information:
RevPAR	$96.54	$—	$96.54	$176.53	$—	$176.53	(45.31)%	(45.31)%
Occupancy	34.74%	—%	34.74%	66.68%	—%	66.68%	(47.90)%	(47.90)%
ADR	$277.89	$—	$277.89	$264.75	$—	$264.75	4.96%	4.96%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$1,088	$—	$1,088	$6,675	$—	$6,675	(83.70)%	(83.70)%
Total hotel revenue	$1,155	$—	$1,155	$8,459	$—	$8,459	(86.35)%	(86.35)%
Hotel EBITDA	$(646)	$—	$(646)	$2,737	$(118)	$2,619	(123.60)%	(124.67)%
Hotel EBITDA margin	(55.93)%		(55.93)%	32.36%		30.96%	(88.29)%	(86.89)%
Selected Operating Information:
RevPAR	$23.69	$—	$23.69	$145.39	$—	$145.39	(83.71)%	(83.71)%
Occupancy	14.13%	—%	14.13%	78.03%	—%	78.03%	(81.89)%	(81.89)%
ADR	$167.61	$—	$167.61	$186.33	$—	$186.33	(10.05)%	(10.05)%

THE CLANCY
Selected Financial Information:
Rooms revenue	$1	$—	$1	$10,470	$—	$10,470	(99.99)%	(99.99)%
Total hotel revenue	$55	$—	$55	$11,188	$—	$11,188	(99.51)%	(99.51)%
Hotel EBITDA	$(1,995)	$—	$(1,995)	$3,714	$129	$3,843	(153.72)%	(151.91)%
Hotel EBITDA margin	(3,627.27)%		(3,627.27)%	33.20%		34.35%	(3,660.47)%	(3,661.62)%
Selected Operating Information:
RevPAR	$0.02	$—	$0.02	$277.57	$—	$277.57	(99.99)%	(99.99)%
Occupancy	—%	—%	—%	93.58%	—%	93.58%	(100.00)%	(100.00)%
ADR	$—	$—	$—	$296.62	$—	$296.62	(100.00)%	(100.00)%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$4,714	$—	$4,714	$4,896	$—	$4,896	(3.72)%	(3.72)%
Total hotel revenue	$10,372	$—	$10,372	$11,147	$—	$11,147	(6.95)%	(6.95)%
Hotel EBITDA	$1,794	$—	$1,794	$279	$—	$279	543.01%	543.01%
Hotel EBITDA margin	17.30%		17.30%	2.50%		2.50%	14.80%	14.80%
Selected Operating Information:
RevPAR	$192.64	$—	$192.64	$200.08	$—	$200.08	(3.72)%	(3.72)%
Occupancy	54.97%	—%	54.97%	59.26%	—%	59.26%	(7.24)%	(7.24)%
ADR	$350.45	$—	$350.45	$337.61	$—	$337.61	3.80%	3.80%

	Three Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$4,206	$—	$4,206	$5,704	$—	$5,704	(26.26)%	(26.26)%
Total hotel revenue	$7,079	$—	$7,079	$12,206	$36	$12,242	(42.00)%	(42.17)%
Hotel EBITDA	$1,132	$—	$1,132	$2,552	$(1)	$2,551	(55.64)%	(55.63)%
Hotel EBITDA margin	15.99%		15.99%	20.91%		20.84%	(4.92)%	(4.85)%
Selected Operating Information:
RevPAR	$268.91	$—	$268.91	$364.70	$—	$364.70	(26.27)%	(26.27)%
Occupancy	58.77%	—%	58.77%	78.57%	—%	78.57%	(25.20)%	(25.20)%
ADR	$457.60	$—	$457.60	$464.15	$—	$464.15	(1.41)%	(1.41)%

SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$1,056	$—	$1,056	$10,361	$—	$10,361	(89.81)%	(89.81)%
Total hotel revenue	$1,177	$—	$1,177	$12,392	$—	$12,392	(90.50)%	(90.50)%
Hotel EBITDA	$(519)	$—	$(519)	$5,601	$—	$5,601	(109.27)%	(109.27)%
Hotel EBITDA margin	(44.10)%		(44.10)%	45.20%		45.20%	(89.30)%	(89.30)%
Selected Operating Information:
RevPAR	$31.81	$—	$31.81	$311.95	$—	$311.95	(89.80)%	(89.80)%
Occupancy	16.28%	—%	16.28%	93.91%	—%	93.91%	(82.66)%	(82.66)%
ADR	$195.33	$—	$195.33	$332.18	$—	$332.18	(41.20)%	(41.20)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$3,642	$—	$3,642	$(8)	$—	$(8)	45,625.00%	45,625.00%
Total hotel revenue	$6,208	$—	$6,208	$4,423	$—	$4,423	40.36%	40.36%
Hotel EBITDA	$102	$—	$102	$1,541	$—	$1,541	(93.38)%	(93.38)%
Hotel EBITDA margin	1.64%		1.64%	34.84%		34.84%	(33.20)%	(33.20)%
Selected Operating Information:
RevPAR	$219.95	$—	$219.95	$—	$—	$—	100.00%	100.00%
Occupancy	39.55%	—%	39.55%	—%	—%	—%	100.00%	100.00%
ADR	$556.10	$—	$556.10	$—	$—	$—	100.00%	100.00%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$27,681	$—	$27,681	$76,450	$—	$76,450	(63.79)%	(63.79)%
Total hotel revenue	$44,754	$—	$44,754	$118,882	$36	$118,918	(62.35)%	(62.37)%
Hotel EBITDA	$358	$—	$358	$33,631	$10	$33,641	(98.94)%	(98.94)%
Hotel EBITDA margin	0.80%		0.80%	28.29%		28.29%	(27.49)%	(27.49)%
Selected Operating Information:
RevPAR	$80.84	$—	$80.84	$234.81	$—	$234.81	(65.57)%	(65.57)%
Occupancy	26.80%	—%	26.80%	83.31%	—%	83.31%	(67.83)%	(67.83)%
ADR	$301.64	$—	$301.64	$281.86	$—	$281.86	7.02%	7.02%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Rooms revenue, RevPAR, Occupancy and ADR do not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$6,857	$—	$6,857	$29,960	$—	$29,960	(77.11)%	(77.11)%
Total hotel revenue	$11,513	$—	$11,513	$43,835	$—	$43,835	(73.74)%	(73.74)%
Hotel EBITDA	$(3,202)	$—	$(3,202)	$11,305	$—	$11,305	(128.32)%	(128.32)%
Hotel EBITDA margin	(27.81)%		(27.81)%	25.79%		25.79%	(53.60)%	(53.60)%
Selected Operating Information:
RevPAR	$45.50	$—	$45.50	$199.53	$—	$199.53	(77.20)%	(77.20)%
Occupancy	21.52%	—%	21.52%	84.57%	—%	84.57%	(74.55)%	(74.55)%
ADR	$211.48	$—	$211.48	$235.92	$—	$235.92	(10.36)%	(10.36)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$8,136	$—	$8,136	$20,467	$—	$20,467	(60.25)%	(60.25)%
Total hotel revenue	$13,471	$—	$13,471	$35,943	$—	$35,943	(62.52)%	(62.52)%
Hotel EBITDA	$1,343	$—	$1,343	$12,447	$—	$12,447	(89.21)%	(89.21)%
Hotel EBITDA margin	9.97%		9.97%	34.63%		34.63%	(24.66)%	(24.66)%
Selected Operating Information:
RevPAR	$75.37	$—	$75.37	$190.28	$—	$190.28	(60.39)%	(60.39)%
Occupancy	40.82%	—%	40.82%	85.23%	—%	85.23%	(52.11)%	(52.11)%
ADR	$184.62	$—	$184.62	$223.26	$—	$223.26	(17.31)%	(17.31)%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$4,638	$—	$4,638	$19,053	$—	$19,053	(75.66)%	(75.66)%
Total hotel revenue	$6,257	$—	$6,257	$26,017	$—	$26,017	(75.95)%	(75.95)%
Hotel EBITDA	$(4,783)	$—	$(4,783)	$5,559	$—	$5,559	(186.04)%	(186.04)%
Hotel EBITDA margin	(76.44)%		(76.44)%	21.37%		21.37%	(97.81)%	(97.81)%
Selected Operating Information:
RevPAR	$40.79	$—	$40.79	$168.17	$—	$168.17	(75.74)%	(75.74)%
Occupancy	29.02%	—%	29.02%	83.21%	—%	83.21%	(65.12)%	(65.12)%
ADR	$140.54	$—	$140.54	$202.11	$—	$202.11	(30.46)%	(30.46)%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$5,299	$—	$5,299	$10,157	$—	$10,157	(47.83)%	(47.83)%
Total hotel revenue	$7,114	$—	$7,114	$14,270	$—	$14,270	(50.15)%	(50.15)%
Hotel EBITDA	$477	$—	$477	$4,257	$—	$4,257	(88.79)%	(88.79)%
Hotel EBITDA margin	6.71%		6.71%	29.83%		29.83%	(23.12)%	(23.12)%
Selected Operating Information:
RevPAR	$297.57	$—	$297.57	$600.09	$—	$600.09	(50.41)%	(50.41)%
Occupancy	39.48%	—%	39.48%	75.32%	—%	75.32%	(47.58)%	(47.58)%
ADR	$753.66	$—	$753.66	$796.76	$—	$796.76	(5.41)%	(5.41)%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$8,743	$—	$8,743	$14,173	$—	$14,173	(38.31)%	(38.31)%
Total hotel revenue	$11,193	$—	$11,193	$18,469	$—	$18,469	(39.40)%	(39.40)%
Hotel EBITDA	$4,601	$—	$4,601	$8,817	$—	$8,817	(47.82)%	(47.82)%
Hotel EBITDA margin	41.11%		41.11%	47.74%		47.74%	(6.63)%	(6.63)%
Selected Operating Information:
RevPAR	$224.70	$—	$224.70	$365.62	$—	$365.62	(38.54)%	(38.54)%
Occupancy	50.78%	—%	50.78%	80.70%	—%	80.70%	(37.08)%	(37.08)%
ADR	$442.48	$—	$442.48	$453.07	$—	$453.07	(2.34)%	(2.34)%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$3,424	$—	$3,424	$9,047	$—	$9,047	(62.15)%	(62.15)%
Total hotel revenue	$4,397	$—	$4,397	$11,558	$—	$11,558	(61.96)%	(61.96)%
Hotel EBITDA	$(80)	$—	$(80)	$4,780	$—	$4,780	(101.67)%	(101.67)%
Hotel EBITDA margin	(1.82)%		(1.82)%	41.36%		41.36%	(43.18)%	(43.18)%
Selected Operating Information:
RevPAR	$156.20	$—	$156.20	$414.22	$—	$414.22	(62.29)%	(62.29)%
Occupancy	30.57%	—%	30.57%	75.41%	—%	75.41%	(59.46)%	(59.46)%
ADR	$511.03	$—	$511.03	$549.28	$—	$549.28	(6.96)%	(6.96)%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$9,955	$—	$9,955	$14,059	$—	$14,059	(29.19)%	(29.19)%
Total hotel revenue	$19,827	$—	$19,827	$31,688	$—	$31,688	(37.43)%	(37.43)%
Hotel EBITDA	$4,149	$—	$4,149	$9,037	$—	$9,037	(54.09)%	(54.09)%
Hotel EBITDA margin	20.93%		20.93%	28.52%		28.52%	(7.59)%	(7.59)%
Selected Operating Information:
RevPAR	$191.22	$—	$191.22	$271.04	$—	$271.04	(29.45)%	(29.45)%
Occupancy	33.35%	—%	33.35%	61.15%	—%	61.15%	(45.46)%	(45.46)%
ADR	$573.41	$—	$573.41	$443.23	$—	$443.23	29.37%	29.37%

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$6,088	$—	$6,088	$18,169	$—	$18,169	(66.49)%	(66.49)%
Total hotel revenue	$7,680	$—	$7,680	$22,149	$—	$22,149	(65.33)%	(65.33)%
Hotel EBITDA	$(1,128)	$—	$(1,128)	$6,517	$(118)	$6,399	(117.31)%	(117.63)%
Hotel EBITDA margin	(14.69)%		(14.69)%	29.42%		28.89%	(44.11)%	(43.58)%
Selected Operating Information:
RevPAR	$44.53	$—	$44.53	$133.37	$—	$133.37	(66.61)%	(66.61)%
Occupancy	26.17%	—%	26.17%	69.17%	—%	69.17%	(62.17)%	(62.17)%
ADR	$170.12	$—	$170.12	$192.83	$—	$192.83	(11.78)%	(11.78)%

THE CLANCY
Selected Financial Information:
Rooms revenue	$7,538	$—	$7,538	$31,418	$—	$31,418	(76.01)%	(76.01)%
Total hotel revenue	$8,791	$—	$8,791	$34,342	$—	$34,342	(74.40)%	(74.40)%
Hotel EBITDA	$(1,705)	$—	$(1,705)	$11,570	$196	$11,766	(114.74)%	(114.49)%
Hotel EBITDA margin	(19.39)%		(19.39)%	33.69%		34.26%	(53.08)%	(53.65)%
Selected Operating Information:
RevPAR	$67.10	$—	$67.10	$280.69	$—	$280.69	(76.09)%	(76.09)%
Occupancy	21.57%	—%	21.57%	91.48%	—%	91.48%	(76.42)%	(76.42)%
ADR	$311.13	$—	$311.13	$306.83	$—	$306.83	1.40%	1.40%

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$15,658	$—	$15,658	$20,501	$—	$20,501	(23.62)%	(23.62)%
Total hotel revenue	$36,035	$—	$36,035	$47,327	$—	$47,327	(23.86)%	(23.86)%
Hotel EBITDA	$8,658	$—	$8,658	$9,164	$—	$9,164	(5.52)%	(5.52)%
Hotel EBITDA margin	24.03%		24.03%	19.36%		19.36%	4.67%	4.67%
Selected Operating Information:
RevPAR	$214.83	$—	$214.83	$282.32	$—	$282.32	(23.91)%	(23.91)%
Occupancy	51.81%	—%	51.81%	70.70%	—%	70.70%	(26.72)%	(26.72)%
ADR	$414.62	$—	$414.62	$399.31	$—	$399.31	3.83%	3.83%

	Nine Months Ended September 30,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2020	2020	2020	2019	2019	2019	% Variance	% Variance
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$11,952	$—	$11,952	$16,500	$1,719	$18,219	—%	(34.40)%
Total hotel revenue	$21,038	$(140)	$20,898	$31,624	$2,855	$34,479	—%	(39.39)%
Hotel EBITDA	$2,382	$—	$2,382	$6,035	$798	$6,833	—%	(65.14)%
Hotel EBITDA margin	11.32%		11.40%	19.08%		19.82%	(7.76)%	(8.42)%
Selected Operating Information:
RevPAR	$256.59	$—	$256.59	$374.75	$722.13	$392.56	—%	(34.64)%
Occupancy	42.66%	—%	42.66%	68.50%	77.52%	68.97%	—%	(38.15)%
ADR	$601.48	$—	$601.48	$547.05	$931.53	$569.22	—%	5.67%
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$4,821	$—	$4,821	$23,378	$—	$23,378	(79.38)%	(79.38)%
Total hotel revenue	$6,155	$—	$6,155	$29,637	$—	$29,637	(79.23)%	(79.23)%
Hotel EBITDA	$(1,221)	$—	$(1,221)	$11,890	$—	$11,890	(110.27)%	(110.27)%
Hotel EBITDA margin	(19.84)%		(19.84)%	40.12%		40.12%	(59.96)%	(59.96)%
Selected Operating Information:
RevPAR	$48.74	$—	$48.74	$237.21	$—	$237.21	(79.45)%	(79.45)%
Occupancy	23.00%	—%	23.00%	85.88%	—%	85.88%	(73.22)%	(73.22)%
ADR	$211.90	$—	$211.90	$276.20	$—	$276.20	(23.28)%	(23.28)%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$10,958	$—	$10,958	$834	$—	$834	1,213.91%	1,213.91%
Total hotel revenue	$21,698	$—	$21,698	$19,047	$—	$19,047	13.92%	13.92%
Hotel EBITDA	$2,373	$—	$2,373	$10,479	$—	$10,479	(77.35)%	(77.35)%
Hotel EBITDA margin	10.94%		10.94%	55.02%		55.02%	(44.08)%	(44.08)%
Selected Operating Information:
RevPAR	$226.68	$—	$226.68	$311.24	$—	$311.24	(27.17)%	(27.17)%
Occupancy	33.36%	—%	33.36%	81.06%	—%	81.06%	(58.85)%	(58.85)%
ADR	$679.57	$—	$679.57	$383.97	$—	$383.97	76.99%	76.99%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$104,067	$—	$104,067	$227,716	$1,719	$229,435	(54.30)%	(54.64)%
Total hotel revenue	$175,169	$(140)	$175,029	$365,906	$2,855	$368,761	(52.13)%	(52.54)%
Hotel EBITDA	$11,864	$—	$11,864	$111,857	$876	$112,733	(89.39)%	(89.48)%
Hotel EBITDA margin	6.77%		6.78%	30.57%		30.57%	(23.80)%	(23.79)%
Selected Operating Information:
RevPAR	$102.14	$—	$102.14	$235.62	$722.13	$236.82	(56.65)%	(56.87)%
Occupancy	31.10%	—%	31.10%	79.68%	77.52%	79.68%	(60.97)%	(60.97)%
ADR	$328.42	$—	$328.42	$295.70	$931.53	$297.22	11.07%	10.50%
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Rooms revenue, RevPAR, Occupancy and ADR do not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2020	2020	2020
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$15,632	$—	$15,632
Total hotel revenue	$24,963	$—	$24,963
Hotel EBITDA	$(366)	$—	$(366)
Hotel EBITDA margin	(1.47)%		(1.47)%
Selected Operating Information:
RevPAR	$77.66	$—	$77.66
Occupancy	35.74%	—%	35.74%
ADR	$217.26	$—	$217.26

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$13,491	$—	$13,491
Total hotel revenue	$24,501	$—	$24,501
Hotel EBITDA	$4,591	$—	$4,591
Hotel EBITDA margin	18.74%		18.74%
Selected Operating Information:
RevPAR	$93.56	$—	$93.56
Occupancy	49.82%	—%	49.82%
ADR	$187.78	$—	$187.78

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$10,951	$—	$10,951
Total hotel revenue	$15,010	$—	$15,010
Hotel EBITDA	$(3,173)	$—	$(3,173)
Hotel EBITDA margin	(21.14)%		(21.14)%
Selected Operating Information:
RevPAR	$72.09	$—	$72.09
Occupancy	41.79%	—%	41.79%
ADR	$172.51	$—	$172.51

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$8,775	$—	$8,775
Total hotel revenue	$11,904	$—	$11,904
Hotel EBITDA	$1,830	$—	$1,830
Hotel EBITDA margin	15.37%		15.37%
Selected Operating Information:
RevPAR	$368.90	$—	$368.90
Occupancy	48.29%	—%	48.29%
ADR	$763.87	$—	$763.87

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$13,805	$—	$13,805
Total hotel revenue	$17,780	$—	$17,780
Hotel EBITDA	$7,484	$	$7,484
Hotel EBITDA margin	42.09%		42.09%
Selected Operating Information:
RevPAR	$265.61	$—	$265.61
Occupancy	59.74%	—%	59.74%
ADR	$444.64	$—	$444.64

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2020	2020	2020
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$6,431	$—	$6,431
Total hotel revenue	$8,144	$—	$8,144
Hotel EBITDA	$1,342	$—	$1,342
Hotel EBITDA margin	16.48%		16.48%
Selected Operating Information:
RevPAR	$219.66	$—	$219.66
Occupancy	40.34%	—%	40.34%
ADR	$544.47	$—	$544.47

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$14,105	$—	$14,105
Total hotel revenue	$28,827	$—	$28,827
Hotel EBITDA	$5,254	$—	$5,254
Hotel EBITDA margin	18.23%		18.23%
Selected Operating Information:
RevPAR	$202.84	$—	$202.84
Occupancy	38.26%	—%	38.26%
ADR	$530.21	$—	$530.21

THE NOTARY HOTEL
Selected Financial Information:
Rooms revenue	$13,935	$—	$13,935
Total hotel revenue	$17,418	$—	$17,418
Hotel EBITDA	$2,205	$118	$2,323
Hotel EBITDA margin	12.66%		13.34%
Selected Operating Information:
RevPAR	$76.30	$—	$76.30
Occupancy	39.96%	—%	39.96%
ADR	$190.96	$—	$190.96

THE CLANCY
Selected Financial Information:
Rooms revenue	$16,696	$—	$16,696
Total hotel revenue	$18,616	$—	$18,616
Hotel EBITDA	$973	$(196)	$777
Hotel EBITDA margin	5.23%		4.17%
Selected Operating Information:
RevPAR	$111.26	$—	$111.26
Occupancy	37.65%	—%	37.65%
ADR	$295.49	$—	$295.49

SARASOTA RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$23,088	$—	$23,088
Total hotel revenue	$54,232	$—	$54,232
Hotel EBITDA	$13,120	$—	$13,120
Hotel EBITDA margin	24.19%		24.19%
Selected Operating Information:
RevPAR	$237.15	$—	$237.15
Occupancy	59.26%	—%	59.26%
ADR	$400.20	$—	$400.20

	TTM Ended September 30,
	Actual	Non-comparable Adjustments	Comparable
	2020	2020	2020
LAKE TAHOE RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$17,814	$—	$17,814
Total hotel revenue	$32,688	$(95)	$32,593
Hotel EBITDA	$4,522	$34	$4,556
Hotel EBITDA margin	13.83%		13.98%
Selected Operating Information:
RevPAR	$286.31	$—	$286.31
Occupancy	48.09%	—%	48.09%
ADR	$595.37	$—	$595.37
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$10,678	$—	$10,678
Total hotel revenue	$14,015	$—	$14,015
Hotel EBITDA	$1,139	$—	$1,139
Hotel EBITDA margin	8.13%		8.13%
Selected Operating Information:
RevPAR	$80.82	$—	$80.82
Occupancy	36.15%	—%	36.15%
ADR	$223.58	$—	$223.58

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$13,419	$—	$13,419
Total hotel revenue	$28,773	$—	$28,773
Hotel EBITDA	$3,293	$—	$3,293
Hotel EBITDA margin	11.44%		11.44%
Selected Operating Information:
RevPAR	$236.88	$—	$236.88
Occupancy	34.06%	—%	34.06%
ADR	$695.53	$—	$695.53

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$178,820	$	$178,820
Total hotel revenue	$296,871	$(95)	$296,776
Hotel EBITDA	$42,214	$(44)	$42,170
Hotel EBITDA margin	14.22%		14.21%
Selected Operating Information:
RevPAR	$132.16	$—	$132.16
Occupancy	42.30%	—%	42.30%
ADR	$312.42	$—	$312.42
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Rooms revenue, RevPAR, Occupancy and ADR do not include the operations of ten condominium units not owned by the Lake Tahoe Ritz-Carlton.

(4)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2020	2020	2020	2020	2020	2020	2020	2020	2020	2019	2019	2019
	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter
Total Hotel Revenue	$44,754	$—	$44,754	$12,895	$—	$12,895	$117,520	$(138)	$117,382	$121,702	$43	$121,745
Hotel EBITDA	$358	$—	$358	$(15,804)	$—	$(15,804)	$27,310	$—	$27,310	$30,350	$(44)	$30,306
Hotel EBITDA Margin	0.80%		0.80%	(122.56)%		(122.56)%	23.24%		23.27%	24.94%		24.89%

EBITDA % of Total TTM	0.8%		0.8%	(37.4)%		(37.5)%	64.7%		64.8%	71.9%		71.9%

JV Interests in EBITDA	$(338)	$—	$(338)	$(1,084)	$—	$(1,084)	$957	$—	$957	$1,521	$—	$1,521

	Actual	Non-comparable Adjustments	Comparable
	2020	2020	2020
	TTM	TTM	TTM
Total Hotel Revenue	$296,871	$(95)	$296,776
Hotel EBITDA	$42,214	$(44)	$42,170
Hotel EBITDA Margin	14.22%		14.21%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$1,056	$—	$1,056
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
SEPTEMBER 30, 2020
(in thousands, except share price)
(unaudited)

September 30, 2020
Common stock shares outstanding	36,600
Partnership units outstanding (common stock equivalents)	4,483
Combined common stock shares and partnership units outstanding	41,083
Common stock price	$2.50
Market capitalization	$102,708
Series B cumulative convertible preferred stock	$125,787
Series D cumulative preferred stock	$40,000
Indebtedness	$1,130,513
Joint venture partner's share of consolidated indebtedness	$(49,307)
Net working capital (see below)	$(86,190)
Total enterprise value (TEV)	$1,263,511

Cash and cash equivalents	$87,257
Restricted cash	$32,980
Accounts receivable, net	$17,099
Prepaid expenses	$4,063
Due from third-party hotel managers, net	$12,929
Total current assets	$154,328

Accounts payable, net & accrued expenses	$64,267
Dividends and distributions payable	$3,208
Due to affiliates, net	$663
Total current liabilities	$68,138

Net working capital*	$86,190
* Includes the Company's pro rata share of net working capital in joint ventures.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2020	2020	2020	2019	September 30, 2020
	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	TTM
Net income (loss)	$(10,815)	$(38,076)	$(1,459)	$31,806	$(18,544)
Non-property adjustments	(10,149)	813	—	(26,320)	(35,656)
Interest income	(10)	(18)	(62)	(69)	(159)
Interest expense	2,463	4,570	4,906	5,210	17,149
Amortization of loan costs	297	287	282	309	1,175
Depreciation and amortization	18,507	18,553	18,338	18,310	73,708
Income tax expense (benefit)	8	(804)	335	(173)	(634)
Non-hotel EBITDA ownership expense	57	(1,129)	4,970	1,277	5,175
Hotel EBITDA including amounts attributable to noncontrolling interest	358	(15,804)	27,310	30,350	42,214
Non-comparable adjustments	—	—	—	(44)	(44)
Comparable hotel EBITDA	$358	$(15,804)	$27,310	$30,306	$42,170

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,500)	$(833)	$(2,832)	$(49)	$(127)	$(666)	$(788)	$(2,852)	$(5,002)	$(845)	$169	$(1,480)	$7,990	$(10,815)	$(8,246)	$(19,061)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	(10,149)	(10,149)	10,149	—
Interest income	—	—	—	—	—	—	—	—	(1)	(5)	—	(4)	—	(10)	10	—
Interest expense	—	—	—	286	429	365	(422)	—	—	943	324	—	538	2,463	1,711	4,174
Amortization of loan cost	—	—	—	37	71	39	6	—	—	84	34	—	26	297	392	689
Depreciation and amortization	1,904	1,192	1,671	697	786	613	1,240	2,180	3,045	1,516	700	997	1,966	18,507	—	18,507
Income tax expense (benefit)	—	(1)	—	—	—	—	—	2	—	—	—	—	7	8	(1,553)	(1,545)
Non-hotel EBITDA ownership expense	(44)	(70)	9	185	(4)	49	247	24	(37)	101	(95)	(32)	(276)	57	(57)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(1,640)	288	(1,152)	1,156	1,155	400	283	(646)	(1,995)	1,794	1,132	(519)	102	358	2,406	2,764
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	410	(72)	—	—	—	—	—	—	—	—	—	—	—	338	(338)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	58	58
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(56)	(56)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,230)	$216	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$696	$2,070	$2,766
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$102	$358
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$—	$1,794	$1,132	$(519)	$102	$2,353
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$—	$1,794	$1,132	$(519)	$102	$2,353

BAML (Pier House)	$—	$—	$—	$—	$1,155	$—	$—	$—	$—	$—	$—	$—	$—	$1,155
BAML (Bardessono)	—	—	—	1,156	—	—	—	—	—	—	—	—	—	1,156
BAML (Hotel Yountville)	—	—	—	—	—	400	—	—	—	—	—	—	—	400
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	—	102
Prudential (Capital Hilton and Hilton Torrey Pines)	(1,640)	288	—	—	—	—	—	—	—	—	—	—	—	(1,352)
BAML Pool (see footnote 4)	—	—	(1,152)	—	—	—	—	(646)	(1,995)	—	—	(519)	—	(4,312)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	283	—	—	—	—	—	—	283
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	1,794	—	—	—	1,794
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	1,132	—	—	1,132
Total	$(1,640)	$288	$(1,152)	$1,156	$1,155	$400	$283	$(646)	$(1,995)	$1,794	$1,132	$(519)	$—	$358

NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded Hotel Under Renovation:
The Clancy
(4)     This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(3,909)	$(2,246)	$(3,417)	$(2,194)	$(1,810)	$(1,669)	$(4,251)	$(3,330)	$(4,918)	$(1,673)	$(2,955)	$(2,120)	$(3,584)	$(38,076)	$(13,415)	$(51,491)
Non-property adjustments	—	—	—	100	200	128	—	—	—	250	135	—	—	813	(813)	—
Interest income	(2)	(3)	—	—	—	—	—	(1)	(2)	(5)	—	(5)	—	(18)	18	—
Interest expense	—	—	—	313	482	397	1,478	—	—	1,009	359	—	532	4,570	7,280	11,850
Amortization of loan cost	—	—	—	36	70	38	—	—	—	83	34	—	26	287	660	947
Depreciation and amortization	1,910	1,352	1,667	877	743	609	1,225	2,170	2,966	1,482	695	976	1,881	18,553	—	18,553
Income tax expense (benefit)	—	(806)	—	—	—	—	—	2	—	—	—	—	—	(804)	(3,643)	(4,447)
Non-hotel EBITDA ownership expense	(641)	8	(11)	82	(17)	—	(139)	55	74	64	94	(85)	(613)	(1,129)	1,129	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(2,642)	(1,695)	(1,761)	(786)	(332)	(497)	(1,687)	(1,104)	(1,880)	1,210	(1,638)	(1,234)	(1,758)	(15,804)	(8,784)	(24,588)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	660	424	—	—	—	—	—	—	—	—	—	—	—	1,084	(1,084)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	40	40
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(40)	(40)
Hotel EBITDA attributable to the Company and OP unitholders	$(1,982)	$(1,271)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(14,720)	$(9,868)	$(24,588)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(2,642)	$(1,695)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(15,804)

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$(332)	$—	$—	$—	$—	$—	$—	$—	$—	$(332)
BAML (Bardessono)	—	—	—	(786)	—	—	—	—	—	—	—	—	—	(786)
BAML (Hotel Yountville)	—	—	—	—	—	(497)	—	—	—	—	—	—	—	(497)
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	(1,758)	(1,758)
Prudential (Capital Hilton and Hilton Torrey Pines)	(2,642)	(1,695)	—	—	—	—	—	—	—	—	—	—	—	(4,337)
BAML Pool (see footnote 3)	—	—	(1,761)	—	—	—	—	(1,104)	(1,880)	—	—	(1,234)	—	(5,979)
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	(1,687)	—	—	—	—	—	—	(1,687)
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	1,210	—	—	—	1,210
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	(1,638)	—	—	(1,638)
Total	$(2,642)	$(1,695)	$(1,761)	$(786)	$(332)	$(497)	$(1,687)	$(1,104)	$(1,880)	$1,210	$(1,638)	$(1,234)	$(1,758)	$(15,804)
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(1,652)	$844	$(3,734)	$(1,366)	$2,241	$(1,217)	$3,368	$(1,889)	$(1,101)	$2,331	$1,009	$(909)	$616	$(1,459)	$(13,928)	$(15,387)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(8)	(13)	—	—	—	—	—	(5)	(6)	(14)	—	(15)	(1)	(62)	62	—
Interest expense	—	—	—	427	713	545	725	—	—	1,306	515	—	675	4,906	5,920	10,826
Amortization of loan cost	—	—	—	35	69	37	—	—	—	82	33	—	26	282	789	1,071
Depreciation and amortization	1,938	1,391	1,661	858	714	607	1,224	2,250	2,963	1,471	680	979	1,602	18,338	—	18,338
Income tax expense (benefit)	—	333	—	—	—	—	—	2	—	—	—	—	—	335	1,035	1,370
Non-hotel EBITDA ownership expense	802	195	203	153	41	45	236	264	314	478	651	477	1,111	4,970	(4,970)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	1,080	2,750	(1,870)	107	3,778	17	5,553	622	2,170	5,654	2,888	532	4,029	27,310	(11,092)	16,218
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(270)	(687)	—	—	—	—	—	—	—	—	—	—	—	(957)	957	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	40	40
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(39)	(39)
Hotel EBITDA attributable to the Company and OP unitholders	$810	$2,063	$(1,870)	$107	$3,778	$17	$5,553	$622	$2,170	$5,654	$2,888	$532	$4,029	$26,353	$(10,134)	$16,219
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$1,080	$2,750	$(1,870)	$107	$3,778	$17	$5,553	$622	$2,170	$5,654	$2,888	$532	$4,029	$27,310
COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$3,778	$—	$—	$—	$—	$—	$—	$—	$—	$3,778
BAML (Bardessono)	—	—	—	107	—	—	—	—	—	—	—	—	—	107
BAML (Hotel Yountville)	—	—	—	—	—	17	—	—	—	—	—	—	—	17
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	4,029	4,029
Prudential (Capital Hilton and Hilton Torrey Pines)	1,080	2,750	—	—	—	—	—	—	—	—	—	—	—	3,830
BAML Pool (see footnote 3)	—	—	(1,870)	—	—	—	—	622	2,170	—	—	532	—	1,454
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	5,553	—	—	—	—	—	—	5,553
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	5,654	—	—	—	5,654
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,888	—	—	2,888
Total	$1,080	$2,750	$(1,870)	$107	$3,778	$17	$5,553	$622	$2,170	$5,654	$2,888	$532	$4,029	$27,310
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$827	$1,921	$(92)	$(99)	$1,413	$176	$(862)	$891	$(313)	$1,316	$137	$1,301	$25,190	$31,806	$(14,711)	$17,095
Non-property adjustments	—	—	—	—	(89)	—	—	—	—	—	—	—	(26,231)	(26,320)	26,320	—
Interest income	(13)	(17)	—	—	—	—	—	(9)	(4)	(16)	—	(9)	(1)	(69)	69	—
Interest expense	—	—	—	448	755	572	794	—	—	1,359	544	—	738	5,210	6,308	11,518
Amortization of loan cost	—	—	—	35	69	37	—	—	—	81	33	—	54	309	786	1,095
Depreciation and amortization	1,987	1,406	1,659	858	730	604	1,223	2,245	2,859	1,496	1,243	988	1,012	18,310	(189)	18,121
Income tax expense (benefit)	—	(87)	—	—	—	—	—	(52)	—	—	—	—	(34)	(173)	444	271
Non-hotel EBITDA ownership expense	35	25	43	111	5	33	(50)	258	136	226	183	80	192	1,277	(1,277)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,836	3,248	1,610	1,353	2,883	1,422	1,105	3,333	2,678	4,462	2,140	2,360	920	30,350	17,750	48,100
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(709)	(811)	—	—	—	—	—	—	—	—	—	—	—	(1,520)	1,520	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	50	50
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(48)	(48)
Hotel EBITDA attributable to the Company and OP unitholders	$2,127	$2,437	$1,610	$1,353	$2,883	$1,422	$1,105	$3,333	$2,678	$4,462	$2,140	$2,360	$920	$28,830	$19,272	$48,102
Non-comparable adjustments	—	—	—	—	—	—	—	118	(196)	—	34	—	—	(44)
Comparable hotel EBITDA	$2,836	$3,248	$1,610	$1,353	$2,883	$1,422	$1,105	$3,451	$2,482	$4,462	$2,174	$2,360	$920	$30,306

COMPARABLE HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

BAML (Pier House)	$—	$—	$—	$—	$2,883	$—	$—	$—	$—	$—	$—	$—	$—	$2,883
BAML (Bardessono)	—	—	—	1,353	—	—	—	—	—	—	—	—	—	1,353
BAML (Hotel Yountville)	—	—	—	—	—	1,422	—	—	—	—	—	—	—	1,422
Apollo (Ritz-Carlton St. Thomas)	—	—	—	—	—	—	—	—	—	—	—	—	920	920
Prudential (Capital Hilton and Hilton Torrey Pines)	2,836	3,248	—	—	—	—	—	—	—	—	—	—	—	6,084
BAML Pool (see footnote 3)	—	—	1,610	—	—	—	—	3,451	2,482	—	—	2,360	—	9,903
JP Morgan (Park Hyatt Beaver Creek)	—	—	—	—	—	—	1,105	—	—	—	—	—	—	1,105
BAML (Ritz-Carlton Sarasota)	—	—	—	—	—	—	—	—	—	4,462	—	—	—	4,462
BAML (Ritz-Carlton Lake Tahoe)	—	—	—	—	—	—	—	—	—	—	2,174	—	—	2,174
Total	$2,836	$3,248	$1,610	$1,353	$2,883	$1,422	$1,105	$3,451	$2,482	$4,462	$2,174	$2,360	$920	$30,306
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	This mortgage loan is secured by the Chicago Sofitel Magnificent Mile, The Clancy, Seattle Marriott Waterfront and The Notary Hotel.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$328	$2,574	$1,232	$803	$824	$1,168	$(187)	$(981)	$985	$(2,710)	$644	$4,667	$63	$9,410	$(18,364)	$(8,954)
Non-property adjustments	—	—	—	—	—	—	—	1,186	—	(23)	—	—	278	1,441	(1,441)	—
Interest income	(17)	(18)	—	—	—	—	—	(6)	(5)	(18)	—	(14)	(1)	(79)	79	—
Interest expense	—	—	—	491	9	625	861	—	—	1,465	600	—	778	4,829	7,770	12,599
Amortization of loan cost	—	—	—	35	—	37	—	—	—	80	32	—	45	229	818	1,047
Depreciation and amortization	1,974	1,406	1,654	659	698	592	1,187	2,226	2,724	1,448	1,115	985	163	16,831	—	16,831
Income tax expense (benefit)	—	(87)	—	—	—	—	—	6	—	—	—	—	3	(78)	233	155
Non-hotel EBITDA ownership expense	3	19	104	123	11	73	26	306	10	37	161	(37)	212	1,048	(1,048)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,288	3,894	2,990	2,111	1,542	2,495	1,887	2,737	3,714	279	2,552	5,601	1,541	33,631	(11,953)	21,678
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(572)	(973)	—	—	—	—	—	—	—	—	—	—	—	(1,545)	1,545	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	48	48
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(50)	(50)
Hotel EBITDA attributable to the Company and OP unitholders	$1,716	$2,921	$2,990	$2,111	$1,542	$2,495	$1,887	$2,737	$3,714	$279	$2,552	$5,601	$1,541	$32,086	$(10,410)	$21,676
Non-comparable adjustments	—	—	—	—	—	—	—	(118)	129	—	(1)	—	—	10
Comparable hotel EBITDA	$2,288	$3,894	$2,990	$2,111	$1,542	$2,495	$1,887	$2,619	$3,843	$279	$2,551	$5,601	$1,541	$33,641
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$2,288	$3,894	$2,990	$2,111	$1,542	$2,495	$1,887	$2,737	$—	$279	$2,552	$5,601	$1,541	$29,917
Non-comparable adjustments	—	—	—	—	—	—	—	(118)	—	—	(1)	—	—	(119)
Comparable hotel EBITDA	$2,288	$3,894	$2,990	$2,111	$1,542	$2,495	$1,887	$2,619	$—	$279	$2,551	$5,601	$1,541	$29,798
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded Hotel Under Renovation:
The Clancy

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2020
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$(9,061)	$(2,235)	$(9,983)	$(3,609)	$304	$(3,552)	$(1,671)	$(8,071)	$(11,021)	$(187)	$(1,777)	$(4,509)	$5,022	$(50,350)	$(35,589)	$(85,939)
Non-property adjustments	—	—	—	100	200	128	—	—	—	250	135	—	(10,149)	(9,336)	9,336	—
Interest income	(10)	(16)	—	—	—	—	—	(6)	(9)	(24)	—	(24)	(1)	(90)	90	—
Interest expense	—	—	—	1,026	1,624	1,307	1,781	—	—	3,258	1,198	—	1,745	11,939	14,911	26,850
Amortization of loan cost	—	—	—	108	210	114	6	—	—	249	101	—	78	866	1,841	2,707
Depreciation and amortization	5,752	3,935	4,999	2,432	2,243	1,829	3,689	6,600	8,974	4,469	2,075	2,952	5,449	55,398	—	55,398
Income tax expense (benefit)	—	(474)	—	—	—	—	—	6	—	—	—	—	7	(461)	(4,161)	(4,622)
Non-hotel EBITDA ownership expense	117	133	201	420	20	94	344	343	351	643	650	360	222	3,898	(3,898)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	(3,202)	1,343	(4,783)	477	4,601	(80)	4,149	(1,128)	(1,705)	8,658	2,382	(1,221)	2,373	11,864	(17,470)	(5,606)
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	800	(335)	—	—	—	—	—	—	—	—	—	—	—	465	(465)	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	138	138
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(135)	(135)
Hotel EBITDA attributable to the Company and OP unitholders	$(2,402)	$1,008	$(4,783)	$477	$4,601	$(80)	$4,149	$(1,128)	$(1,705)	$8,658	$2,382	$(1,221)	$2,373	$12,329	$(17,932)	$(5,603)
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(3,202)	$1,343	$(4,783)	$477	$4,601	$(80)	$4,149	$(1,128)	$(1,705)	$8,658	$2,382	$(1,221)	$2,373	$11,864
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$(3,202)	$1,343	$(4,783)	$477	$4,601	$(80)	$4,149	$(1,128)	$—	$8,658	$2,382	$(1,221)	$2,373	$13,569
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$(3,202)	$1,343	$(4,783)	$477	$4,601	$(80)	$4,149	$(1,128)	$—	$8,658	$2,382	$(1,221)	$2,373	$13,569
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded Hotel Under Renovation:
The Clancy

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Nine Months Ended September 30, 2019
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	The Notary Hotel	The Clancy	Sarasota Ritz-Carlton	Lake Tahoe Ritz-Carlton	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$5,393	$7,896	$68	$63	$6,890	$692	$2,471	$(1,384)	$4,052	$(1,800)	$469	$8,823	$5,405	$39,038	$(54,937)	$(15,899)
Non-property adjustments	—	—	—	—	—	(9)	—	1,186	—	(23)	—	—	278	1,432	(1,432)	—
Interest income	(44)	(58)	—	—	—	—	—	(11)	(12)	(53)	—	(39)	(1)	(218)	218	—
Interest expense	—	—	—	1,504	9	1,917	2,633	—	—	4,488	1,750	—	2,349	14,650	23,996	38,646
Amortization of loan cost	—	—	—	103	—	109	138	—	—	237	96	—	100	783	2,465	3,248
Depreciation and amortization	5,928	4,210	5,000	2,250	1,885	1,972	3,272	6,124	7,496	6,219	3,183	2,988	1,464	51,991	—	51,991
Income tax expense (benefit)	—	338	—	—	—	—	—	10	—	—	—	—	111	459	1,034	1,493
Non-hotel EBITDA ownership expense	28	61	491	337	33	99	523	592	34	96	537	118	773	3,722	(3,722)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	11,305	12,447	5,559	4,257	8,817	4,780	9,037	6,517	11,570	9,164	6,035	11,890	10,479	111,857	(32,378)	79,479
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(2,826)	(3,112)	—	—	—	—	—	—	—	—	—	—	—	(5,938)	5,938	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	149	149
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(147)	(147)
Hotel EBITDA attributable to the Company and OP unitholders	$8,479	$9,335	$5,559	$4,257	$8,817	$4,780	$9,037	$6,517	$11,570	$9,164	$6,035	$11,890	$10,479	$105,919	$(26,438)	$79,481
Non-comparable adjustments	—	—	—	—	—	—	—	(118)	196	—	798	—	—	876
Comparable hotel EBITDA	$11,305	$12,447	$5,559	$4,257	$8,817	$4,780	$9,037	$6,399	$11,766	$9,164	$6,833	$11,890	$10,479	$112,733
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$11,305	$12,447	$5,559	$4,257	$8,817	$4,780	$9,037	$6,517	$—	$9,164	$6,035	$11,890	$10,479	$100,287
Non-comparable adjustments	—	—	—	—	—	—	—	(118)	—	—	798	—	—	680
Comparable hotel EBITDA	$11,305	$12,447	$5,559	$4,257	$8,817	$4,780	$9,037	$6,399	$—	$9,164	$6,833	$11,890	$10,479	$100,967
NOTES:

(1)
The above comparable information assumes the thirteen hotel properties owned and included in the Company's operations at September 30, 2020, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
(3)    Excluded Hotel Under Renovation:
The Clancy